January 21, 2022

Eubel Brady & Suttman Income AND APPRECIATION Fund

TICKER SYMBOL: EBSZX

Eubel Brady & Suttman Income Fund

TICKER SYMBOL: EBSFX

Each a Series of

Eubel Brady & Suttman Mutual Fund TRUST

Supplement to

Statement of Additional Information

Dated December 1, 2021

Effective on January 21, 2022 Angela Simmons was elected to serve as Treasurer of the Trust, replacing Theresa M. Bridge who resigned from her position.

The list of Trustees and officers of the Trust beginning on page 36 of the Statement of Additional Information is replaced by the following:

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Scott E. Lundy, CFP* Eubel Brady & Suttman 10100 Innovation Drive, Suite 410 Dayton, OH 45342 Year of birth: 1976	Since July 2014	President and Trustee	Executive Vice President and Principal of Eubel Brady & Suttman Asset Management, Inc., the Funds’ investment adviser (the “Adviser”) since 2003; Chief Compliance Officer of the Adviser from March 2016 until April 2019.	2
Independent Trustees:
Christopher C. Young c/o Eubel Brady & Suttman 10100 Innovation Drive, Suite 410 Dayton, OH 45342 Year of birth: 1962	Chairman since July 2016; Trustee since July 2014	Chairman and Trustee	Chief Strategy Officer of Elementus Minerals LLC since July 2021. Vice President, Sales of New Day Aluminum (aluminum manufacturer) from October 2016 to July 2021 (purchaser of Noranda Aluminum where he worked as Vice President, Sales from January 2014 until October 2016.	2
Virginia A. Boeckman c/o Eubel Brady & Suttman 10100 Innovation Drive, Suite 410 Dayton, OH 45342 Year of birth: 1960	Since March 2017	Trustee Chair of Audit and Governance Committee	Senior Manager, SAP Finance Application Development & Support for CareSource Ohio (non-profit managed healthcare provider) since 2022; Manager, SAP Finance Application Development & Support for CareSource Ohio from January 2017 to 2022; Senior Project Manager, Finance at LexisNexis (an information service provider) from 2008 to 2017.	2
Kathryn E. Borchers c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1963	Since June 2021	Trustee	Senior Director, Human Resource (HR) Operations for CareSource Ohio (non-profit managed healthcare provider) from October 2016 to present.	2

Executive Officers:
Terri L. King, IACCP® Eubel Brady & Suttman 10100 Innovation Drive, Suite 410 Dayton, OH 45342 Year of Birth: 1961	Since July 2014	Chief Compliance Officer	Chief Compliance Officer of the Adviser since April 2019; Compliance Manager of the Adviser from 2003 until 2019.
Angela A. Simmons Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Year of Birth: 1975	Since January 2022	Treasurer	Assistant Vice President - Financial Administration of Ultimus Fund Solutions, LLC since August 2015; Assistant Vice President - Mutual Fund Controller of Ultimus Fund Solutions, LLC from 2014 until 2015; Assistant Mutual Fund Controller - Fund Accounting Manager of Ultimus Fund Solutions, LLC from 2007 until 2014.
Ronald L. Eubel Eubel Brady & Suttman 10100 Innovation Drive, Suite 410 Dayton, OH 45342 Year of Birth: 1960	Since July 2014	Secretary	Co-Chief Investment Officer and Principal of the Adviser since 1993.

*Scott E. Lundy, as an affiliated person of the Adviser is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) under the 1940 Act.

Please retain this Supplement for future reference.